Exhibit 99

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: November 9, 2023

Riverstone Holdings LLC

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

Maple Energy Holdings, LLC

/s/ Christopher Abbate
Name: Christopher Abbate

Riverstone Maple Investor, LLC

/s/ Christopher Abbate
Name: Christopher Abbate Title: Authorized Person

Riverstone Credit Partners II – Direct, L.P.
By: RCP II F2 GP, L.P., its general partner By: RCP II F1 GP, L.L.C. its general partner By: Riverstone Holdings LLC, its sole member

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

Riverstone Credit Partners – Direct, L.P.
By: RCP F2 GP, L.P., its general partner By: RCP F1 GP, L.L.C., its general partner By: Riverstone Holdings LLC, its sole member

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

Riverstone Strategic Credit Partners A-2 AIV, L.P.
By: RCP Strategic Credit Partners (A-2) GP, L.P., its general partner By: RCP Strategic Credit Partners (A) GP, L.L.C., its general partner

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

RCP II F2 GP, L.P.
By: RCP II F1 GP, L.L.C. its general partner By: Riverstone Holdings LLC, its sole member

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

RCP F2 GP, L.P.
By: RCP F1 GP, L.L.C., its general partner By: Riverstone Holdings LLC, its sole member

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

RCP Strategic Credit Partners (A-2) GP, L.P.
By: RCP Strategic Credit Partners (A) GP, L.L.C., its general partner

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

RCP II F1 GP, L.L.C.
By: Riverstone Holdings LLC, its sole member

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

RCP F1 GP, L.L.C.
By: Riverstone Holdings LLC, its sole member

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

RCP Strategic Credit Partners (A) GP, L.L.C.

/s/ Christopher Abbate
Name: Christopher Abbate
Title: Authorized Person

Riverstone/Gower Mgmt Co Holdings, L.P.
By: Riverstone Management Group, L.L.C., its general partner

/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Managing Director

Riverstone Management Group, L.L.C.

/s/ Pierre F. Lapeyre, Jr.
Name: Pierre F. Lapeyre, Jr.
Title: Managing Director

/s/ David M. Leuschen
David M. Leuschen

/s/ Pierre F. Lapeyre, Jr.
Pierre F. Lapeyre, Jr.